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                          SEEQ TECHNOLOGY INCORPORATED

                        RESTATED 1982 STOCK OPTION PLAN

                 AMENDED AND RESTATED THROUGH FEBRUARY 1, 1996

I. PURPOSE OF THE PLAN

     This Restated 1982 Stock Option Plan (the "Plan") is a consolidation of two pre-existing stock option plans maintained by SEEQ Technology Incorporated, a Delaware corporation ("Company"): (i) the 1982 Incentive Stock Option Plan and
(ii) the 1982 Supplemental Stock Option Plan, and this restated Plan shall accordingly supersede those two plans and serve as their successor. The Plan is intended to promote the interests of the Company, by providing a method whereby
(i) employees (including officers) of the Company and its parent or subsidiary corporations who are primarily responsible for the management, growth and financial success of the Company and its parent or subsidiary corporations and
(ii) consultants or other independent contractors (other than non-employee members of the Board) who perform valuable services for the Company and its parent or subsidiary corporations may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and continue to render services to the Company or its parent or subsidiary corporations.

II. ADMINISTRATION OF THE PLAN

     The Plan shall be administered in accordance with the following standards:

          (a) The Company's Board of Directors (the "Board") shall appoint a committee ("Committee") consisting of not less than two (2) Board members to administer the Plan, including (without limitation) the power to grant options under the Plan, the power to accelerate the exercisability of granted options and the power to administer the option surrender provisions of the Plan. This committee shall function as the "Primary Committee under the Plan and shall have sole and exclusive authority to grant stock options to officers of the Company who are Board members. No Board member shall be eligible to serve on the Primary Committee if such individual has, within the twelve (12)-month period immediately preceding the date he is to be appointed to the Primary Committee, received an option grant under this Plan or an option grant or stock issuance under any other stock option, stock appreciation, stock bonus or other stock plan of the Company (or any parent or subsidiary corporation), other than the SEEQ Technology Incorporated 1989 Non-Employee Director Stock Option Plan.

          (b) Administration of the Plan with respect to the officers of the Company who are not Board members and all other key employees eligible to participate in the Plan may, at the Board's discretion, be vested in the Primary Committee or in a secondary committee of two or more Board members appointed by the Board, or the Board may retain the power to administer the Plan with respect to all individuals who are not Board members. Should a secondary committee be appointed, the membership may include Board members who are employees of the Company eligible to receive option grants under this Plan or option grants or stock issuances under any other stock option, stock appreciation, stock bonus or other stock plan of the Company (or any parent or subsidiary corporation).

          (c) Members of the Primary Committee or any secondary committee shall serve for such term as the Board may determine and shall be subject to removal by the Board at any time.

          (d) The term "Plan Administrator" as used from time to time in this plan document shall mean the particular entity, whether the Primary Committee or any secondary committee, which is authorized to administer the option grant and option surrender provisions of the Plan with respect to one or more classes of eligible individuals, to the extent such entity is carrying out its administrative functions under the Plan with respect to those individuals.

          (e) The Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the plan functions within the scope of its administrative authority and to make any and all
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     determinations with respect to those functions which it may deem necessary or advisable. All decisions of the Plan Administrator within the scope of its administrative authority under the Plan shall be final and binding on all parties who have an interest in any outstanding option granted pursuant to such authority.

III. ELIGIBILITY FOR OPTION GRANTS

     (a) The persons who shall be eligible to receive options pursuant to the Plan are those employees (including officers) and consultants or other independent contractors (other than non-employee members of the Board) of the Company or its parent or subsidiary corporations who render services which tend to contribute materially to the success of the Company or its parent or subsidiary corporations or which may reasonably be anticipated to contribute materially to the future success of the Company or its parent or subsidiary corporations.

     (b) Non-employee members of the Board shall not be eligible to participate in the Plan or in any other stock bonus, stock purchase, stock option or other stock plan of the Company or its parent or subsidiary corporations other than the SEEQ Technology Incorporated 1989 Non-Employee Director Stock Option Plan.

     (c) The Plan Administrator shall have the sole and exclusive authority, within the scope of its administrative functions under the Plan, to select the eligible individuals who are to receive option grants under the Plan and to determine the number of shares to be covered by each such option grant, the status of the granted option as either an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Internal Revenue Code or a non-qualified option not intended to meet such requirements, the time or times at which such option is to become exercisable and the maximum term for which the option is to remain outstanding.

     (d) For purposes of this Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

          (i) Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a parent corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (ii) Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

IV. STOCK SUBJECT TO THE PLAN

     (a) The stock issuable under the Plan shall be shares of the Company's authorized but unissued or reacquired common stock ("Common Stock"). The maximum number of shares of Common Stock issuable over the term of the Plan shall not exceed 7,760,000 shares. However, not more than 5,520,629 shares may be issued under the Plan after February 1, 1996. The maximum number of shares issuable over the term of the Plan and the maximum number of shares issuable after February 1, 1996 shall be subject to periodic adjustment under subparagraph (d) below in the event of certain changes in the Company's capital structure.

     (b) Should an option terminate for any reason prior to exercise or surrender in full (including options cancelled in accordance with the cancellation-regrant provisions of Article VIII of the Plan), the shares subject to the portion of the option not so exercised or surrendered shall be available for subsequent option grants under this Plan. Shares subject to any option or portion thereof surrendered or cancelled in accordance with Article IX of the Plan and all share issuances under the Plan, whether or not the shares are subsequently repurchased by the Company pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the Plan. In

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addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the option holder.

     (c) The maximum number of shares of Common Stock for which any one individual participating in this Plan may be granted stock options over the remaining term of this Plan shall not exceed 2,500,000 shares. For purposes of this latter limitation, any stock option grants made prior to January 1, 1994 shall not be taken into account. The maximum number of shares for which any one participant may be granted stock options under the Plan after December 31, 1993 shall be subject to periodic adjustment under subparagraph (d) below in the event of certain changes in the Company's capital structure.

     (d) In the event any change is made to the Common Stock issuable under the Plan by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding shares of the Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable over the term of the Plan, the maximum number and/or class of securities issuable thereunder after February 1, 1996 and the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options after December 31, 1993 and (ii) the number and/or class of securities and the price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Primary Committee shall be final, binding and conclusive.

V. TERMS AND CONDITIONS OF OPTIONS

     Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the discretion of the Plan Administrator, be either Incentive Options or non-statutory options. Individuals who are not employees of the Company or its parent or subsidiary corporations may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in such form as the Plan Administrator shall from time to time approve; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Article VI.

     1. Option Price.

     A. The option price per share shall be fixed by the Plan Administrator, but in no event shall the option price per share be less than eighty-five percent (85%) of the fair market value per share of Common Stock on the grant date.

     B. If any individual to whom an option is to be granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing 10% or more of the total combined voting power of all classes of stock of the Company or any one of its parent or subsidiary corporations (such person to be herein referred to as a "10% Stockholder"), then the option price per share shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the grant date.

     C. The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of Article IX, be payable in one of the alternative forms specified below:

          (i) full payment in cash or check payable to the Company's order; or

          (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the Exercise Date (as such term is defined below) equal to the option price; or

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          (iii) full payment through a combination of shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date and cash or check payable to the Company's order; or

          (iv) full payment through a special sale and remittance procedure pursuant to which the optionee is to provide irrevocable written instructions (I) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and (II) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

     For purposes of this subparagraph C, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the option price for the purchased shares must accompany such exercise notice.

     D. The fair market value of a share of Common Stock on any relevant date under subparagraph A, B or C above (and for all other valuation purposes under the Plan) shall be determined in accordance with the following provisions:

          (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market, then the fair market value shall be the closing selling price per share of Common Stock on the date in question, as reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no reported closing selling on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

          (ii) If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the securities exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price of the Common Stock on the exchange on the last preceding date for which such quotation exists.

     2. Term and Exercise of Options. Each option granted under the Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option. However, no option granted under this Plan shall have a term in excess of ten (10) years from the grant date. No option or stock appreciation right outstanding under the Plan shall be assignable or transferable by the optionee other than a transfer of the option by will or by the laws of descent and distribution following the optionee's death, and during the optionee's lifetime the option and all stock appreciation rights pertaining to such option shall be exercisable only by the optionee.

     3. Effect of Termination of Employment.

     A. Should an optionee cease to be an Employee of the Company for any reason (including death or permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code) while the holder of one or more outstanding options granted to such optionee under the Plan, then such option or options shall in no event remain exercisable for more than a twenty-four (24) month period (or such shorter period as is determined by the Plan Administrator and set forth in the option agreement) following the date of such cessation of Employee status, but under no circumstances shall any such option be exercisable after the specified expiration date of the option term. Each such option shall, during such twenty-four (24) month or shorter period, be exercisable only to the extent of the number of shares (if any) for which the option is exercisable on the date of such cessation of Employee status. Upon the expiration of such twenty-four (24)

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month or shorter period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable.

     B. Any option granted to an optionee under the Plan and exercisable in whole or in part on the date of the optionee's death may be subsequently exercised, but only to the extent of the number of shares (if any) for which the option is exercisable on the date of the optionee's cessation of Employee status (less any option shares which the Optionee may subsequently purchase prior to death), by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution, provided and only if such exercise occurs prior to the earlier of (i) the expiration of the eighteen-(18) month period following the death of the optionee or (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be exercisable.

     C. If (i) the optionee's status as an Employee is terminated for cause (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement or any unauthorized disclosure or use of confidential information or trade secrets) or (ii) the optionee makes or attempts to make any unauthorized use or disclosure of confidential information or trade secrets of the Company or its parent or subsidiary corporations, then in any such event all outstanding options granted the optionee under the Plan shall immediately terminate and cease to be exercisable.

     D. Notwithstanding subparagraphs A, B and C above, the Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time during which the option remains outstanding, to extend the period of time for which the option is to remain exercisable following the optionee's cessation of Employee status from the twenty-four (24) month or shorter period previously established by the Plan Administrator and set forth in the option agreement to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that no option shall be exercisable after the specified expiration date of the option term. The Plan Administrator shall have similar discretion to establish as a provision applicable to the exercise of one or more options granted under the Plan that during the period of exercisability following cessation of Employee status (as provided in subparagraph V.3.A. or V.3.B above), the option may be exercised not only with respect to the number of shares for which it is exercisable at the time of the optionee's cessation of Employee status but also with respect to one or more installments of purchasable shares for which the option otherwise would have become exercisable had such cessation of Employee status not occurred.

     E. For purposes of the foregoing provisions of this Paragraph V.3, the optionee shall be deemed to be an Employee of the Company for so long as the optionee remains in the employ of the Company or one or more of parent or subsidiary corporations.

     F. If the option is granted to a consultant or other independent contractor, then the instruments evidencing the granted option shall include provisions comparable to subparagraphs V.3.A, V.3.B and V.3.C above, and may include provisions comparable to subparagraph V.3.D above, with respect to the optionee's termination of service with the Company or its parent or subsidiary corporations.

     4. Stockholder Rights. An option holder shall have none of the rights of a stockholder with respect to any shares covered by the option until such individual shall have exercised the option, paid the option price and been issued a stock certificate for the purchased shares.

     5. Repurchase Price. The shares of Common Stock acquired upon the exercise of options granted under the Plan may be subject to one or more repurchase rights of the Company in accordance with the following provisions:

          (a) The Plan Administrator effecting the option grants may in its discretion determine that it shall be a term and condition of one or more of the granted options that the Company (or its assigns) shall have the right, exercisable upon the optionee's cessation of Employee status, to repurchase at the original option price any or all of the unvested shares of Common Stock previously acquired by the optionee upon the exercise of such option(s). Any such repurchase right shall be exercisable by the Company (or its assigns) upon such terms and conditions (including the establishment of the appropriate vesting schedule

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     and other provisions of the expiration of such right in one or more installments) as the Plan Administrator may specify in the instrument evidencing such right.

          (b) The Plan Administrator effecting the option grants shall also have full power and authority to provide for the automatic termination of the Company's outstanding repurchase rights, in whole or in part, and thereby vest the optionees in one or more of the shares purchased or purchasable under the granted options, upon the occurrence of any Corporate Transaction specified in Article VII or any Change in Control specified in Article IX.

VI. INCENTIVE OPTIONS

     The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Options which are specifically designated as "non-statutory" or "non-qualified" options when issued under the Plan shall not be subject to such terms and conditions:

     (a) Option Price. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value per share of Common Stock on the grant date.

     (b) Sequential Exercise Rule. Except to the extent now or hereafter permitted by Section 422 of the Internal Revenue Code, no Incentive Option granted prior to January 1, 1987 may be exercised while there remains outstanding (within the meaning of subsection (c)(7) of such Section 422) any other pre-1987 Incentive Option which was granted at an earlier date to the optionee to purchase stock in the Company or in any other corporation which is on the date of grant of the later option either a parent of subsidiary corporation of the Company of a predecessor corporation of any of such corporations.

     (c) Dollar Limitation. The following dollar limitations shall be in effect for Incentive Options granted under the Plan:

          (i) Pre-1987 Grants. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock which may be made the subject of Incentive Options granted under the Plan (or any other option plan of the Company or its parent or subsidiary corporations) to any Employee in any one calendar year prior to the 1987 calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000) plus any unused Carryover to such pre-1987 calendar year. For purposes of the preceding limitation, the term "Carryover" means one-half ( 1/2) of the amount by which the sum of One Hundred Thousand Dollars ($100,000) exceeds the aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which the Employee was previously granted Incentive Options under the Plan (or any other option plan of the Company or its parent or subsidiary corporations) in each calendar year after 1980 and prior to 1987. The unused Carryover shall be available for each of the three (3) pre-1987 calendar years immediately following the calendar year in which the Carryover arises and shall increase the basic $100,000 limitation otherwise applicable to the Employee for each such pre-1987 calendar year by an amount equal to the Carryover, less the portion thereof used in prior calendar years. Incentive Options granted the Employee during any pre-1987 calendar year shall first be applied against the basic $100,000 limitation in effect for such calendar year and then applied against any of the Employee's unused Carryovers to such calendar year, in the order in which such Carryovers arose in prior calendar years.

          (ii) Post-1986 Grants. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted after December 31, 1986 to any Employee under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as an Incentive Option during any one post-1986 calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such post-1986 options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as Incentive Options shall be applied on the basis of the order in which such options are granted.

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     (d) Maximum Term.  If the individual to whom the Incentive Option is granted is a 10% Stockholder (as defined in subparagraph V.1.b. above) on the date of the option grant, then the option shall not have a term in excess of five years from the grant date.

     Except as modified by the preceding provisions of this Article VI, all the terms and conditions of the Plan shall be applicable to the Incentive Options granted hereunder.

VII. CORPORATE TRANSACTION

     (a) In the event of one or more of the following transactions to which the Company is a party ("Corporate Transaction"):

          (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation;

          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

          (iii) any reverse merger in which the Company is the surviving entity, then each option outstanding under the Plan shall automatically become exercisable, during the five (5) business day period immediately prior to the specified effective date for the Corporate Transaction, with respect to the full number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under the Plan shall not be so accelerated if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof or (ii) the acceleration of such option would, when added to the present value of certain other payments in the nature of compensation which become due and payable to the option holder in connection with the Corporate Transaction, result in the payment to such individual of an excess parachute payment under Section 280G(b) of the Internal Revenue Code. The existence of any such excess parachute payment shall be determined by the Plan Administrator in the exercise of its reasonable business judgment and on the basis of tax counsel provided the Company. Upon the consummation of the Corporate Transaction, all outstanding options under the Plan shall, to the extent not previously exercised or assumed by the successor corporation or its parent corporation, terminate and cease to be exercisable.

     (b) Each outstanding option which is assumed or is otherwise to continue in effect in connection with the Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

     (c) In connection with any Corporate Transaction, the exercise of any accelerated pre-1987 Incentive Option shall remain subject to the sequential exercise limitation of paragraph VI(b), and the exercisability as an incentive stock option under the Federal tax laws of any accelerated post-1986 option shall be subject to the applicable dollar limitation of paragraph VI(c)(ii).

     (d) The grant of options under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merger, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

VIII. CANCELLATION AND NEW GRANT OF OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of

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Common Stock but having an option price per share not less than (i) eighty-five percent (85%) of the fair market value per share of Common Stock on the new grant date, or (ii) one hundred percent (100%) of such fair market value if the new option is to be an Incentive Option or (iii) one hundred ten percent (110%) of fair market value in the case of a 10% Stockholder. If one or more of the cancelled options are pre-1987 Incentive Options, then such options shall (solely for purposes of the "sequential exercise" rule of paragraph VI(b) as applied to other outstanding pre-1987 Incentive Options) be considered to be outstanding options until the expiration date initially specified for the option term.

IX. SURRENDER OF OPTIONS FOR CASH OR STOCK

     (a) One or more option holders may, upon such terms and conditions as the Plan Administrator may establish at the time of the option grant or at any time thereafter, be granted the right to surrender all or part of an unexercised option in exchange for a distribution equal in amount to the excess of (i) the fair market value (on the option surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option (or surrendered portion) over (ii) the aggregate option price payable for such shares. No surrender of an option, however, shall be effective unless it is approved by the Plan Administrator granting such right. If the surrender is so approved, then the distribution to which the option holder shall accordingly become entitled under this Article IX may be made in shares of Common Stock valued at fair market value at date of surrender, in cash, or partly in shares and partly in cash, as the Plan Administrator granting such right shall in its sole discretion deem appropriate.

     (b) If the surrender the option is not approved by the Plan Administrator granting such right, then the option holder shall retain whatever rights the option holder had under the surrendered option (or surrendered portion thereof) on the date of surrender and may exercise such rights at any time prior to the later of (i) the expiration of the 5 business-day period following receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised at any time after ten (10) years from the date of the option grant.

     (c) Special limited stock appreciation rights may be granted by the Plan Administrator in tandem with one or more option grants made under the Plan. The grant and exercise of such rights shall be subject to the following terms and conditions:

     Pre-September 1, 1992 Grants. Limited rights may be granted prior to September 1, 1992 to one or more officers or directors of the Company subject to the short-swing profit restrictions of Section 16(b) of the Securities Exchange Act of 1934 ("Section 16 Insider") which shall be exercisable as follows:

          a. Upon the occurrence of the Change in Control at a time when one or more classes of the Company's equity securities are registered under
     Section 12(g) of the Exchange Act, each Section 16 Insider who holds such a limited right in tandem with one or more of his/her outstanding options under the Plan may surrender those options, to the extent such options (I) have been outstanding with such limited rights for at least six (6) months and (II) are at the time exercisable for one or more shares. In exchange for each option so surrendered, the Section 16 Insider shall receive an Appreciation Distribution from the Company in an amount equal to the excess of (i) the Change in Control Price of the number of shares for which the surrendered option (or surrendered portion) is at the time exercisable over
     (ii) the aggregate option price payable for such shares.

          b. Neither the approval of the Plan Administrator granting the limited right nor the consent of the Board shall be required in connection with the exercise of such right, and the Appreciation Distribution shall be made entirely in cash.

          c. For purposes of such Appreciation Distribution, the following definitions shall be in effect:

             Change-in-Control: the occurrence of any of the following transactions: (i) the acquisition by a person or related group of persons, other than the Company or a person that directly or indirectly controls, is controlled by or is under common control with the Company, of twenty-five percent (25%) or more of the Company's outstanding Common Stock pursuant to a tender or exchange offer which the Board does not recommend the stockholders to accept, (ii) the acquisition by a person or related group of persons, other than the Company or a person that directly or indirectly controls, is controlled by or is under common control with the Company, of fifty percent (50%) or more of the Company's outstanding Common Stock in a single transaction or in a series of related transactions (other than a Corporate Transaction), or
        (iii) a change in the composition of the Board such that the individuals elected to the Board at the last meeting of the stockholders at which there is not a contested election subsequently cease to comprise a majority of the Board by reason of a contested election for Board membership.

             Change in Control Price: the greater of (a) the fair market value per share of Common Stock on the date of the option surrender, as determined in accordance with the normal valuation provisions of the Plan, or (b) the highest reported price per share paid in acquiring ownership of the twenty-five percent (25%) or greater interest in the Company's outstanding Common Stock in connection with the Change in Control. However, if the surrendered option is an Incentive Option, then the Change in Control Price per share of the Common Stock subject to the surrendered option shall not exceed the value per share determined under clause (a).

     Post-August 31, 1992 Grants. One or more Section 16 Insiders may, in the discretion of the Plan Administrator, be granted limited stock appreciation rights on or after September 1, 1992 in tandem with the option grants made to such individuals under the Plan. Any limited right so granted shall become exercisable as follows:

          a. Upon the occurrence of a Hostile Take-Over at a time when one or more classes of the Company's equity securities are registered under
     Section 12(g) of the Exchange Act, each outstanding option held by the
     Section 16(b) Insider with such a limited right in effect for at least six
     (6) months shall automatically be cancelled, to the extent such option is at the time exercisable for fully-vested shares of Common Stock. The
     Section 16(b) Insider shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (I) the Take-Over Price of the shares of Common Stock which are at the time vested under the cancelled option (or cancelled portion) over (II) the aggregate exercise price payable for such vested shares. The balance of the option (if any) shall continue in full force and effect in accordance with the instrument evidencing such grant.

          b. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option cancellation and cash distribution.

          c. For purposes of such option cancellation and cash distribution, the following definitions shall be in effect:

             A Hostile Take-Over shall be deemed to occur in the event (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange
        Act) of twenty-five percent (25%) or more of Company's outstanding Common Stock pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept and (ii) more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than Company officers and directors participating in this Plan or the 1989 Non-Employee Directors Stock Option Plan.

             The Take-Over Price per share shall be deemed to be equal to the greater of (i) the fair market value per share on the option cancellation date, as determined pursuant to the normal valuation provisions of the Plan, or (ii) the highest reported price per share paid in effecting such Hostile Take-Over. However, if the cancelled option is an Incentive Option, then the Take-Over Price per share of the Common Stock subject to the cancelled option shall not exceed the value per share determined under clause (i).

X. LOANS OR GUARANTEES OF LOANS

     The Plan Administrator may assist any optionee (including any officer or director) in the exercise of one or more options granted by such Plan Administrator to such optionee under the Plan by (a) authorizing the extension of a loan to such optionee from the Company, (b) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years or (c) authorizing a guarantee by the Company of a third-party loan to the optionee. The terms of any loan, installment method of payment or guarantee (including the interest rate and terms of repayment) will be established by the Plan Administrator in its sole discretion. Loans, installment payments and guarantees may be granted without security or collateral (other than to optionees who are consultants or independent contractors, in which event the loan must be adequately secured by collateral other than the purchased shares), but the maximum credit available to the optionee shall not exceed the sum of (i) the aggregate option price payable for the purchased shares (less the par value of those shares), plus (ii) any federal and state income and employment tax liability incurred by the optionee in connection with the exercise of the option.

XI. SPECIAL TAX WITHHOLDING ELECTION

     The Plan Administrator may, in its discretion and in accordance with the provisions of this Article XI and such supplemental rules as the Plan Administrator may from time to time adopt, provide any or all holders of the non-qualified options granted by such Plan Administrator under the Plan with the right to use shares of the Company's Common Stock in satisfaction of the Federal and State income and employment tax withholding liability incurred by such holders in connection with the exercise of their options (the "Withholding Taxes"). Such right may be provided to any such option holder in either or both of the following formats:

          1. Stock Withholding: The holder of the non-qualified option may be provided with the election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such non-qualified option, a portion of such shares with an aggregate fair market value equal to the designated percentage (up to 100% as specified by the option holder) of the applicable Withholding Taxes.

          Any such stock withholding election shall be subject to the following terms and conditions:

             (i) The election must be made on or before the date the amount of the Federal and State income and employment tax liability incurred by the option holder in connection with the exercise of the option is determined (the "Tax Determination Date").

             (ii) The election shall be irrevocable.

             (iii) The election shall be subject to the approval of the Plan Administrator, and none of the shares of Common Stock for which the option is exercised shall be withheld in satisfaction of the Withholding Taxes incurred in connection with such exercise except to the extent the Plan Administrator approves the election.

             (iv) The shares of Common Stock withheld pursuant to the election shall be valued at fair market value on the Tax Determination Date in accordance with the valuation procedures of the Plan.

             (v) In no event may the number of shares requested to be withheld exceed in value the dollar amount of Withholding Taxes incurred by the option holder in connection with the exercise of the non-qualified option.

             If the stock withholding election is to be made by a Section 16 Insider, then the following limitations, in addition to the preceding provisions of this Article XI, shall also be applicable:

             (i) The election shall not become effective at any time prior to the expiration of the six (6)-month period measured from the later of the grant date of the non-qualified option to which such election pertains or the actual grant date of the stock withholding election, and no shares shall accordingly be withheld in connection with any Tax Determination Date which occurs before the expiration of such six (6)-month period.

             (ii) The election must be effected in accordance with either of the following guidelines:

                -- The election must be made six (6) months or more prior to the Tax Determination Date, or

                -- The exercise of such election and the exercise of the non-qualified option to which it relates must occur concurrently within a quarterly "window" period. Quarterly window periods shall begin on the third (3rd) business day following the date of public release of each quarterly or annual summary statement of the Company's sales and earnings and end on the earlier of the twelfth
           (12th) business day following such release date or the Tax Determination Date.

             (iii) The six (6)-month period specified in clauses (i) and (ii) shall not be applicable in the event of the option holder's death.

     2. Stock Delivery: The Plan Administrator may, in its discretion, provide the holder of the non-qualified option with the election to deliver, at the time the non-qualified option is exercised, one or more shares of Common Stock already held by such individual with an aggregate fair market value equal to the designated percentage (up to 100% as specified by the option holder) of the Withholding Taxes incurred by such individual in connection with such option exercise.

     Any such stock delivery election shall be subject to the following terms and conditions:

          (i) The election must be made on or before the date the amount of the Federal and State income and employment tax liability incurred by the option holder in connection with the exercise of the option is determined (the "Tax Determination Date").

          (ii) The election shall be irrevocable.

          (iii) The election shall be subject to the approval of the Plan Administrator, and none of the delivered shares of Common Stock shall be accepted in satisfaction of the Withholding Taxes incurred in connection with the option exercise except to the extent the election is approved by the Plan Administrator.

          (iv) The shares of Common Stock delivered in satisfaction of such Withholding Taxes shall be valued at fair market value on the Tax Determination Date in accordance with the valuation procedures of the Plan.

          (v) In no event may the number of delivered shares exceed in value the dollar amount of Withholding Taxes incurred by the option holder in connection with the exercise of the non-qualified option.

     Any stock delivery election made by an individual who is at the time a
Section 16 Insider shall NOT be subject to any of the special limitations which would otherwise be applicable to such individual in connection with the exercise of the stock withholding election specified above.

XII. AMENDMENT OF THE PLAN

     The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever; provided, however, that no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan. In addition, the Board shall not, without the approval of the Company's stockholders, (i) increase the maximum number of shares issuable under the Plan, except for permissible adjustments under paragraph IV(d), (ii) materially modify the eligibility requirements for the grant of options under the Plan or (iii) otherwise materially increase the benefits accruing to participants under the Plan.

XIII. EFFECTIVE DATE AND TERM OF PLAN

     (a) The restated Plan was adopted by the Board in August 1987, and approved by the Company's stockholders in February 1988, as a consolidation of the Company's 1982 Incentive Stock Option Plan and 1982 Supplemental Stock Option Plan. The Plan was further restated in October 1988, and amended in November 1990 and November 1991, to increase the number of shares issuable under the Plan by 750,000, 1,000,000 and 1,400,000 shares, respectively. The October 1988 restatement and November 1990 and November 1991 amendments were approved by the Company's stockholders in February, 1989, February, 1991, and February, 1992, respectively.

     (b) The Plan Administrator may, within the scope of its administrative functions under the Plan, grant stock options and stock appreciation rights under the Plan at any time after the date the Plan was initially adopted and prior to the date the Plan is to terminate in accordance with paragraph (f) below.

     (c) The Plan was restated by the Board effective July 30, 1992 to bring the Plan in compliance with the applicable requirements of revised SEC Rule 16b-3, as amended May 1, 1991, under the Securities Exchange Act of 1934. Such restatement shall apply only to options granted under the Plan from and after the July 30, 1992 effective date. Each option (together with any related stock appreciation right) issued and outstanding under the Plan immediately prior to such effective date shall continue to be governed by the terms and conditions of the Plan (and the instrument evidencing such option) as in effect on the date such option was previously granted, and nothing in the July 30, 1992 restatement shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to the acquisition of shares thereunder or the exercise of their outstanding stock appreciation rights.

     (d) The sale and remittance procedure authorized for the exercise of outstanding options shall be available for all options granted under the Plan from and after July 30, 1992 and for all non-qualified options exercised under the Plan on or after May 1, 1991. The Primary Committee may also allow such procedure to be utilized in connection with one or more disqualifying dispositions of incentive stock option shares effected on or after May 1, 1991.

     (e) The Plan was amended and restated on January 18, 1994 to (i) increase the number of shares of Common Stock issuable under the Plan by 1,000,000 shares and (ii) limit the number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options after December 31, 1993. Such restatement was approved by the Company's stockholders at the 1994 Annual Stockholders Meeting.

     (f) The Plan was subsequently amended and restated in February 1996 to increase the number of shares of Common Stock available for issuance under the Plan by an additional 1,400,000 shares. The 1,400,000-share increase is subject to stockholder approval at the 1996 Annual Stockholders Meeting, and no options granted on the basis of that increase shall become exercisable in whole or in part, unless and until such stockholder approval is obtained. If such stockholder approval is not obtained at the 1996 Annual Meeting, then all options granted on the basis of such increase shall terminate and cease to be outstanding, and no further options shall be granted in reliance upon such increase.

     (g) Unless sooner terminated in accordance with Article VII, the Plan shall terminate upon the earlier of (i) November 30, 2000 or (ii) the date on which all shares available for issuance under the restated Plan shall have been issued or cancelled pursuant to the exercise, surrender or cancellation of the options granted hereunder. If the date of termination is determined under clause (i) above, then any options outstanding on such date (together with any stock appreciation rights pertaining to such options) shall not be affected by the termination of the Plan and shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options (or related stock appreciation rights).

     (h) Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided (i) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such option and is thereafter submitted to the Company's stockholders for approval and (ii) each option so granted is not to become exercisable, in whole or in part, at any time prior to the obtaining of such stockholder approval.

XIV. USE OF PROCEEDS

     Any cash proceeds received by the Company from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

XV. REGULATORY APPROVALS

     The implementation of the Plan, the granting of any option hereunder, and the issuance of Common Stock upon the exercise or surrender of any such option shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the Common Stock issued pursuant to it.

                          SEEQ TECHNOLOGY INCORPORATED
                  1989 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                          AS AMENDED FEBRUARY 1, 1996

                                   ARTICLE I

                               GENERAL PROVISIONS

PURPOSES OF THE PLAN

     This 1989 Non-Employee Director Stock Option Plan (the "Plan") is intended to promote the interests of SEEQ Technology Incorporated, a Delaware corporation (the "Corporation"), by offering non-employee members of the Board of Directors the opportunity to participate in a special stock option program designed to provide them with significant incentives to remain in the service of the Corporation.

ELIGIBILITY

     A. Each non-employee member of the Corporation's Board of Directors (the "Board") shall be eligible to receive automatic option grants pursuant to the provisions of Article II below.

     B. Except for the automatic option grants to be made pursuant to the provisions of Article II below, non-employee Board members shall not be eligible to receive any additional option grants or stock issuances under this Plan or any other stock plan of the Corporation or its Parent or Subsidiary corporations.

STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of the Corporation's common stock ("Common Stock"). Such shares may be made available from authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Corporation. The aggregate number of issuable shares shall not exceed 200,000 shares, subject to adjustment from time to time in accordance with subparagraph D below.

     B. Should an option expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised shall be available for subsequent option grants under this Plan. Shares subject to any option cancelled in accordance with the automatic cancellation provisions of the Plan and all share issuances under the Plan, whether or not the shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the Plan. In addition, should the exercise price of any outstanding option under the Plan be paid through the delivery of existing shares of Common Stock, then the number of shares of Common Stock available for subsequent option grants under the Plan shall be reduced by the gross number of shares of Common Stock for which the option is exercised, and not by the net number of shares actually issued to the option holder.

     C. Should the total number of shares at the time available for grant under the Plan not be sufficient for the automatic grants to be made at that particular time to the non-employee Board members, then the available shares shall be allocated proportionately among all the automatic grants to be made at that time.

     D. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments will be made to (i) the aggregate number and/or class of shares of Common Stock available for issuance under the Plan, (ii) the number of shares of Common Stock to be made the subject of each subsequent automatic grant and (iii) the number and/or class of shares of Common Stock purchasable under each outstanding option and the exercise price payable per share in order to prevent the dilution or enlargement of benefits thereunder.

VALUATION

     For purposes of establishing the option price and for all other valuation purposes under the Plan, the Fair Market Value per share of the Common Stock on any relevant date shall be determined in accordance with the following rules:

     A. If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, then the fair market value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers, Inc. on the Nasdaq National Market. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

     B. If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the securities exchange serving as the primary market for the Common Stock, as such price is officially quoted on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

PARENT AND SUBSIDIARY CORPORATIONS

     A. A corporation shall be deemed to be a Parent of the Corporation if it is one of the corporations (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation (other than the Corporation) owns, at the time of determination, stock possessing fifty
(50) percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     B. A corporation shall be deemed to be a Subsidiary of the Corporation if it is one of the corporations (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation in the unbroken chain) owns, at the time of determination, stock possessing fifty (50) percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of the Corporate Transaction provisions of the Plan, the term "Subsidiary" shall also include any partnership, joint venture or other business entity of which the Corporation owns, directly or indirectly through another subsidiary corporation, more than a fifty percent (50%) interest in voting power, capital or profits.

                                   ARTICLE II

                            AUTOMATIC GRANT PROGRAM

GRANT DATES

     A. Each individual who was serving as a non-employee member of the Board on November 8, 1989 shall be automatically awarded, on such date, a nonstatutory option to purchase 20,000 shares of Common Stock. Commencing with the 1991 Annual Meeting and continuing in effect for each subsequent Annual Meeting of the Corporation's stockholders, each individual who is at the time reelected as a non-employee member of the Board shall receive an additional grant under the Plan for 10,000 shares. An individual who is first elected or appointed as a non-employee Board member at any time after the 1990 Annual Meeting shall receive his/her initial automatic grant for 20,000 shares at the time of his/her initial election or appointment to the Board and shall be eligible for subsequent 10,000 share grants commencing with the second Annual Meeting following the date of his/her initial election or appointment as a non-employee Board member.

     B. In no event shall any non-employee Board member be eligible to receive an initial 20,000-share option grant or any 10,000-share annual option grants under the Director Plan if such individual has been appointed or elected to the Board pursuant to any contractual or other right or arrangement.

TERMS AND CONDITIONS OF GRANT

     A. Each option granted in accordance with the automatic grant provisions of this Article II shall be evidenced by an instrument in the form of the prototype non-qualified stock option agreement and restricted stock purchase agreement attached to the Plan as Exhibits A and B. Accordingly, each such automatic grant shall be subject to the following terms and conditions:

     1. Option Price.

     The option price per share shall be one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

     2. Term and Exercisability of Options.

          a. Each option shall become exercisable for any or all of the option shares upon the earlier of (i) six (6) months after the automatic grant date or (ii) the date of the optionee's cessation of Board service by reason of death or disability. The option shall thereafter remain so exercisable until the expiration or sooner termination of the option term.

          b. For all relevant purposes under this Article II, disability shall mean the optionee's inability, by reason of any physical or mental injury or illness expected to result in death or to be of continuous duration of twelve (12) consecutive months or more, to perform his/her normal and usual duties as a Board member.

          c. Each granted option shall have a maximum term of ten (10) years measured from the automatic grant date.

     3. Exercise of Option.

     Upon exercise of the option, the option price for the purchased shares shall become immediately payable in one of the alternative forms specified below:

          a. cash or cash equivalents (such as a personal check payable to the Corporation's order); or

          b. shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the date of exercise; or

          c. any combination of the foregoing so long as the total payment equals the aggregate option price for the purchased shares; or

          d. to the extent the option is exercised for vested shares of Common Stock, full payment through a special sale and remittance procedure pursuant to which the optionee is to provide irrevocable written instructions (I) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased shares and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

     4. Repurchase Rights.

     Any unvested shares of Common Stock purchased upon the exercise of an automatic grant shall be subject to repurchase by the Corporation, at the original option price, upon the optionee's cessation of Board membership for any reason other than death or disability. The optionee shall vest in the shares purchased under the initial grant made to him/her under the Plan, and the Corporation's repurchase rights accordingly shall lapse, in two successive equal annual installments upon his/her completion of each year of Board service over the two (2)-year measured from the automatic grant date. The optionee shall vest in the shares purchased under each subsequent grant made to him/her under the Plan, and the Corporation's repurchase rights accordingly shall lapse, upon his/her completion of two (2) years of Board service measured from the automatic grant date.

     5. Non-Transferability.

     During the lifetime of the optionee, the option, together with any stock appreciation right pertaining to such option, shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee other than a transfer of the option by will or by the laws of descent and distribution following the optionee's death.

     6. Effect of Termination of Board Membership.

          a. Should an optionee cease to be a member of the Board for any reason (other than death) prior to the expiration of one or more automatic grants under this Article II, then each such grant shall remain exercisable, for any shares of Common Stock in which the optionee is vested at the time of cessation of Board membership, for a three (3) month period following the date of such cessation of Board membership.

          b. Should an optionee cease to be a member of the Board by reason of optionee's death, then any outstanding automatic grant held by the optionee at the time of death may be subsequently exercised, for any or all of the option shares, by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. Any such exercise must, however, occur within twelve (12) months after the date of the optionee's death.

          c. In no event shall any automatic option grant remain exercisable after the specified expiration date of the ten (10)-year option term. Upon the expiration of the applicable exercise period specified in subparagraphs a and b above or (if earlier) upon the expiration of the ten (10) year option term, the option shall terminate and cease to be exercisable.

     7. Stockholder Rights.

     An option holder shall have none of the rights of a stockholder with respect to any shares covered by the automatic grant until such individual shall have exercised the option, paid the option price and been issued a stock certificate for the purchased shares.

CORPORATE TRANSACTION

     A. In the event of one or more of the following transactions ("Corporate Transaction"):

          1. a merger or acquisition in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Corporation's incorporation;

          2. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation to any entity other than a Subsidiary of the Corporation; or

          3. any reverse merger in which the Corporation is the surviving entity but in which fifty percent (50%) or more of the Corporation's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger;

          then each automatic option grant at the time outstanding under this
     Article II Program and not otherwise at the time fully exercisable shall automatically accelerate and become exercisable for any or all of the shares subject to the option immediately prior to the specified effective date for the Corporate Transaction. Immediately following the consummation of such Corporate Transaction, all outstanding options under this Article II shall terminate and cease to be exercisable, except to the extent assumed by the successor corporation (or its parent company).

     B. Upon the occurrence of such Corporate Transaction, all of the Corporation's outstanding repurchase rights under this Article II shall terminate in their entirety, and all shares of Common Stock purchased under this
Article II or subject to outstanding options under this Article II shall vest immediately.

     C. The automatic grants in effect under this Article II shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

CHANGE IN CONTROL/HOSTILE TAKE-OVERS

     A. In the event there should occur a Change in Control (as defined below), then each automatic option grant at the time outstanding under the Plan and not otherwise at the time fully exercisable shall automatically accelerate and become exercisable for any or all of the shares at the time subject to such option, and all of the Corporation's repurchase rights with respect to any shares at the time purchasable under such option or previously purchased under such option will terminate. A Change in Control shall be deemed to occur should
(i) a person or related group of persons, other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with the Corporation, acquire twenty-five percent (25%) or more of the outstanding Common Stock pursuant to a tender or exchange offer which the Board does not recommend the stockholders to accept or should (ii) a change in the composition of the Board occur such that the individuals elected to the Board at the last stockholder meeting at which there is not a contested election subsequently cease to comprise a majority of the Board by reason of a contested election for Board membership.

     B. Each option granted under the Plan prior to July 30, 1992 shall include the following limited stock appreciation right, exercisable in the event of a Change in Control:

          Each automatic option grant which has been outstanding under the Plan for at least six (6) months shall be automatically cancelled, on the tenth (10th) business day following the Change in Control, for a cash payment from the Corporation in an amount equal to the excess of
     (i) the Change in Control Price of the shares of Common Stock purchasable under the surrendered option, whether or not such shares are otherwise at the time vested, over (ii) the aggregate option price payable for such shares. The Change in Control Price per share of Common Stock subject to the cancelled option shall be deemed to be equal to the greater of (i) the Fair Market Value per share on the date of the option cancellation, as determined in accordance with the normal valuation provisions of Article I of the Plan, or (ii) the highest reported price per share paid by the tender offeror in effecting the Change in Control.

     C. Each option granted under the Plan on or after July 30, 1992 shall include the following limited stock appreciation right, exercisable in the event of a Hostile Take-Over:

          Upon the occurrence of a Hostile Take-Over, each option granted to the non-employee director under this Plan on or after July 30, 1992 and held by him for at least six (6) months shall automatically be cancelled, and such individual shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of
     (i) the Take-Over Price of the shares of Common Stock which are at the time subject to the cancelled option, whether or not those shares are otherwise at the time vested, over (ii) the aggregate exercise price payable for such shares. The cash distribution shall be paid within five (5) days following the consummation of the Hostile Take-Over. For purposes of such option cancellation and cash-out, the following definitional provisions shall be in effect:

          A Hostile Take-Over shall be deemed to occur in the event (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of twenty-five percent (25%) or more of Corporation's outstanding voting stock pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept and (ii) more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than officers and directors of the Corporation participating in this Plan or the Corporation's Restated 1982 Stock Option Plan.

          The Take-Over Price per share shall be deemed to be equal to the greater of (i) the Fair Market Value per share on the date of the option cancellation, as determined pursuant to the normal valuation provisions of Article I of the Plan, or (ii) the highest reported price per share paid by the acquiring entity in effecting such Hostile Take-Over.

                                  ARTICLE III

                            MISCELLANEOUS PROVISIONS

AMENDMENT OF THE PLAN

     Amendments to the Plan may not be made at intervals more frequently than once every six (6) months, except to the extent necessary to comply with applicable requirements of the Federal tax laws and regulations. In no event shall any amendments be made to the Plan which (i) increase the maximum number of shares issuable under the Plan, except for permissible adjustments under
Article I, (ii) materially modify the eligibility requirements for the grant of options under the Plan or (iii) materially increase the benefits accruing to optionees under the Plan, unless such amendments are approved by the Corporation's stockholders.

EFFECTIVE DATE AND TERM OF PLAN

     A. The Plan shall become effective on the date of its adoption by the Board; provided, however, that no automatic grants made under the Plan shall become exercisable until the Plan shall have been approved by the stockholders at the 1990 Annual Meeting.

     D. The Plan shall terminate upon the earliest to occur of (i) November 7, 1999 (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the automatic grants made hereunder or (iii) the date on which all outstanding options are cashed-out in connection with the Change in Control provisions of the Plan. If the date of termination is determined under clause (i) or (ii) above, then any option grants or unvested shares outstanding on such date shall not be affected by the termination of the Plan and shall continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

CASH PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares pursuant to the automatic grants made under the Plan shall be used for general corporate purposes.

REGULATORY APPROVALS

     The implementation of the Plan, the granting of any option hereunder, and the issuance of Common Stock upon the exercise of any such option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the Common Stock issued pursuant to it.

NO IMPAIRMENT OF RIGHTS

     Nothing in this Plan or any automatic grant made pursuant to the Plan shall be construed or interpreted so as to affect adversely or otherwise impair the Corporation's right to remove any optionee from service on the Board at any time in accordance with the provisions of applicable law.

                                   ARTICLE IV

                         SPECIAL ONE-TIME OPTION GRANTS

SPECIAL GRANTS

     On the date of the 1996 Annual Stockholders Meeting, a special one-time option grant shall be made to the following non-employee Board members: an option grant for 40,000 shares of Common Stock to the Company's Chairman of the Board, Mr. Alan V. Gregory, and an option for 10,000 shares of Common Stock to the other eligible non-employee Board member who has not been appointed to the Board pursuant to any contractual or other right or arrangement, Mr. Charles C. Harwood. These special one-time grants, however, shall be subject to stockholder approval at the 1996 Annual Meeting, and neither option grant shall be made unless such stockholder approval is obtained. If such stockholder approval is obtained, then Messrs. Gregory and Harwood will, on the date of the 1996 Annual Stockholders Meeting, receive not only the special one-time option grants provided under this Article IV, but each of them will also receive an additional 10,000-share automatic option grant pursuant to Article II upon their re-election to the Board as non-employee Board members.

TERMS AND CONDITIONS OF SPECIAL GRANT

     Each option granted in accordance with the provisions of this Article IV shall be subject to the following terms and conditions and shall be evidenced by a stock option agreement incorporating such terms and conditions:

     1. Option Price.

     The option price per share shall be one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.

     2. Term and Exercisability of Options.

          a. Each option shall become exercisable for any or all of the option shares upon the optionee's completion of six (6) months of Board service measured from the grant date.

          b. Each option shall have a maximum term of ten (10) years measured from the grant date.

     3. Repurchase Rights.

     Any unvested shares of Common Stock purchased upon the exercise of an
Article IV grant shall be subject to repurchase by the Corporation, at the original option price paid per share, upon the optionee's cessation of Board membership for any reason other than death or disability prior to his completion of one (1) year of Board service measured from the grant date.

     4. Non-Transferability.

     During the lifetime of the optionee, the option, together with any stock appreciation right pertaining to such option, shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee other than a transfer of the option by will or by the laws of descent and distribution following the optionee's death.

     5. Remaining Terms and Provisions

     All the remaining terms and provisions of the special one-time option grants to be made pursuant to this Article IV shall be the same as those in effect for the automatic option grants made pursuant to the Article II Program.